Exhibit 99.4

Primary Members:

From: Sandeep Mathrani and Marcelo Claure

Subject: An exciting day for WeWork

[Member Name],

Today is an exciting day for WeWork. Earlier this morning, we announced our intention to merge with BowX Acquisition Corp., a special purpose acquisition company formed by management of Bow Capital, which will ultimately lead to WeWork being listed as a publicly traded company later this year.

As the Chairman and CEO of this company, we know without a doubt, that it is because of our members that we are here today. And for that, we thank you. We thank you for being a part of this journey and for being an integral part of the WeWork community.

While this moment is a transformational one for our business, our commitment to providing you with inspiring spaces and unmatched community experiences remains unchanged. As a public company, we will have access to additional capital to grow our business while continuing to digitize our real estate portfolio and create a better member experience for you. At the end of the day, the member satisfaction will continue to be our number one priority above all else.

We thank you for your continued support and are honored to have you as part of our WeWork family.

With gratitude,

Marcelo Claure and Sandeep Mathrani

Enterprise:

From: [WW Enterprise Sales Rep]

Subject: An exciting day for WeWork

Dear XX,

As you may have seen, today WeWork announced our intention to go public via a merger with BowX Acquisition Corp., a special purpose acquisition company formed by management of Bow Capital. The letter below was sent to all WeWork members, but I wanted to make sure you heard directly from me about this exciting news.

This moment is a testament to the long-term value proposition of our core business, and a recognition of the effort we have put into over the past 12 months to transform the company, improve our member’s experience, and drive towards profitability. With a partner like BowX and private placement investments led by Insight Partners, funds managed by Starwood Capital Group, and Fidelity Management & Research Company LLC, it is clear there is real confidence in the future we have been working towards. While the transaction will provide WeWork with additional capital to grow our space-as-a-service business, it won’t have a direct impact on your current spaces or our relationship.

This is day one and though there are several steps ahead of us to complete this process, I remain as committed as ever to building an engaging workplace experience for you and your people and to helping [insert member company] navigate this new world of work.

Thank you again for your support and please reach out with any questions.

Best,

[NAME]

[INSERT HERE LETTER SENT TO MEMBERS]

Landlords:

From: [WW RE Team Manager]

Subject: An exciting day for WeWork

Dear XX,

As you may have seen, today WeWork announced our intention to go public via a merger with BowX Acquisition Corp., a special purpose acquisition company formed by management of Bow Capital. With this exciting news, I wanted to make sure you heard from me directly.

There is no doubt that we would not be where we are today without the continued support and partnership of landlords like you. The past year in particular has not been easy, but through it all we have prioritized transparency, trust, and shared success and moving forward that will not change.

This transaction is a testament to the long-term value proposition of our core business, and our commitment to being the partner of choice in flex. With a partner like BowX and private placement investments led by Insight Partners, funds managed by Starwood Capital Group, and Fidelity Management & Research Company LLC, it is clear there is real confidence in the future we have been working towards.

We greatly appreciate your partnership and look forward to building on it in the years to come. If you have any questions, please do not hesitate to reach out to me directly.

Thank you for your continued support.

Best,

[NAME]

Brokers:

From: Sandeep Mathrani and Marcelo Claure

Subject: An exciting day for WeWork

Dear XX,

As you may have seen, today WeWork announced our intention to go public via a merger with BowX Acquisition Corp., a special purpose acquisition company formed by management of Bow Capital. With this exciting news, I wanted to make sure you heard from me directly.

There is no doubt that we would not be where we are today without the continued support and partnership of brokers like you. The past year in particular has not been easy, but through it all we have prioritized transparency, trust, and shared success and moving forward that will not change.

This transaction is a testament to the long-term value proposition of our core business, and our commitment to being the partner of choice in flex. With a partner like BowX and private placement investments led by Insight Partners, funds managed by Starwood Capital Group, and Fidelity Management & Research Company LLC, it is clear there is real confidence in the future we have been working towards.

We greatly appreciate your partnership and look forward to building on it in the years to come. If you have any questions, please do not hesitate to reach out to me directly.

Thank you for your continued support!

Best,

[NAME]

Public Affairs Stakeholders:

Subject: An exciting day for WeWork

Dear XX,

As you may have seen, today WeWork announced our intention to go public via a merger with BowX Acquisition Corp., a special purpose acquisition company formed by management of Bow Capital.

As partners, I wanted to make sure you heard directly from me about the transaction and assure you that it will not impact our relationship. There is no doubt that we will only continue to grow our work together, and we appreciate your continued support and partnership.

This is an exciting moment for the future of WeWork, and we’re encouraged by this investment. With a partner like BowX and private placement investments led by Insight Partners, funds managed by Starwood Capital Group, and Fidelity Management & Research Company LLC, it is clear there is real confidence in the future we have been working towards. As a public company, we will have access to additional capital to grow our space-as-a-service business while continuing to digitize our real estate portfolio and build a platform to manage flexible space across networks.

We greatly appreciate your partnership and look forward to building on it in the years to come. If you have any questions, please do not hesitate to reach out to me directly.

Thank you for your continued support!

Best,

Chris Ferzli

Additional Information and Where to Find It

This communication relates to a proposed transaction between WeWork Inc. (the “Company”) and BowX Acquisition Corp. (“BowX”). This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, the combined company or BowX, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended. BowX intends to file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), which will include a document that serves as a prospectus and proxy statement of BowX, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all BowX shareholders. BowX also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of BowX are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by BowX through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

BowX and its directors and executive officers may be deemed to be participants in the solicitation of proxies from BowX’s shareholders in connection with the proposed transaction. A list of the names of the directors and executive officers of BowX and information regarding their interests in the business combination is set forth in BowX’s registration statement on Form S-1 (Registration No. 333-239941) originally filed with the SEC on July 17, 2020. Additional information regarding the interests of such persons and other persons who may be deemed participants in the solicitation will be contained in the registration statement and the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements made in this communication are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Such “forward-looking statements” with respect to the proposed transaction between the Company and BowX include statements regarding the benefits of the transaction, the anticipated timing of the transaction and the products and markets of the Company. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of BowX’s securities, (ii) the risk that the transaction may not be completed by BowX’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by BowX, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the shareholders of BowX, the satisfaction of the minimum amount in the trust account following redemptions by BowX’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the inability to complete the PIPE investment, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vii) the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results, and business generally, (viii) risks that the proposed transaction disrupts current plans and operations of the Company and potential difficulties in Company employee retention as a result of the transaction, (ix) the outcome of any legal proceedings that may be instituted against the Company or against BowX related to the Merger Agreement or the proposed transaction, (x) the ability to maintain the listing of BowX’s securities on a national securities exchange, (xi) the price of BowX’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which BowX plans to operate or the Company operates, variations in operating performance across competitors, changes in laws and regulations affecting BowX’s or the Company’s business, the Company’s inability to implement its business plan or meet or exceed its financial projections and changes in the combined capital structure, (xii) changes in general economic conditions, including as a result of the COVID-19 pandemic, and (xiii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the registration statement on Form S-4 discussed above, the proxy statement/prospectus and other documents filed or that may be filed by BowX from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company and BowX assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither the Company nor BowX gives any assurance that either the Company or BowX, or the combined company, will achieve its expectations.